AtheroNova

OTCBB: AHRO

www.AtheroNova.com

Safe Harbor Statement

Except for historical information contained herein, the statements in this presentation are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently unreliable and actual results may differ materially. Examples of forward looking statements in this presentation include statements regarding completion of AtheroNova's restructuring, commencement of the second animal trial and the development of applications for AtheroNova's compounds. Factors which could cause actual results to differ materially from these forward-looking statements include such factors as significant fluctuations in expenses associated with clinical trials, failure to secure additional financing, the inability to complete regulatory filings with the Food and Drug Administration, the introduction of competing products, or management's ability to attract and maintain qualified personnel necessary for the development and commercialization of its planned products, and other information that may be detailed from time to time in AtheroNova's filings with the United States Securities and Exchange Commission. AtheroNova undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Atherosclerosis

Healthy Plaque-Free Artery



Atherosclerosis a condition in which plaque builds up on the inner lining of arteries.
Adventitia
Media
Intima
The plaque is formed from cholesterol, fat, calcium, and other substances in the blood.

90% of adult Americans have 10% or greater blockage

83 M Americans (1 in 3) have cardiovascular disease

Fatty Streak Develops



A fatty streak develops inside the Intima.

AtheroNova

Source: American Heart Association

OTCBB: AHRO
www.AtheroNova.com

Market Opportunity

Addressing a Critical Unmet Medical Need

Current standard of care (statins) is ineffective at reducing plaque

Drug eluting stents, catheterization and balloon angioplasty do not reduce plaque volume

Regression and stabilization of plaque will become the new gold standard in the treatment and prevention of cardiovascular disease and AtheroNova is positioned to lead the way

$41+ Billion Annual Drug Costs

260 million lipid-regulating drug prescriptions dispensed in 2011

US Diseases and Prevalence

Cardiovascular Disease
83 million patients

Stroke
7 million patients

Peripheral Artery Disease
8 million patients (33% are diabetics)

Dementia and Alzheimer's
6 million patients

Erectile Dysfunction
18 million patients



AtheroNova

Source: IMS Health, American Heart Association

OTCBB: AHRO
www.AtheroNova.com

AtheroNova and AHRO-001

Discovery and modeling of existing disease state

- Primary Biliary Cirrhosis

In vitro experiments



In Vitro Experiments

Aortic Plaque Regression In Vitro

BEFORE


Before
1 inch

AFTER 4 HOURS



AFTER 36 HOURS


After 36 hours

Filiberto Zadini, M.D.
Giorgio Zadini, M.D.

In Vitro Experiments

Aortic Plaque Regression In Vitro



Filiberto Zadini, M.D.
Giorgio Zadini, M.D.

AtheroNova and AHRO-001

Validation of Hypothesis:

Cleveland Clinic

CEDARS-SINAI

DAVID GEFFEN SCHOOL OF MEDICINE UCLA



AtheroNova and AHRO-001

AHRO-001 Pre-Clinical Mechanism of Action Study

University of California – Los Angeles
Jake Lusis, PhD
The David Geffen School of Medicine at UCLA

High fat diet in LDLR knockout mice

- Control Group
- AHRO-001



UCLA – Study Results

The study group receiving AHRO-001
had 95% less innominate arterial plaque
compared to the control group.



Plaque Area (uM^2/section)
70000
60000
50000
40000
30000
20000
10000
0
N=11
N=13
*
Control
AHRO-001

*P<0.01:Comparison to 15 wk chow fed mice following an 8 wk high fat diet

UCLA – Study Results

Arterial Stain Results


AHRO-001
Control Group

*Plaque Stained **RED***

UCLA – Study Results

Blood Chemistry Test Panel

Diet	AST	ALT	Dir. Bili	T. Bili	BUN	CK	LDH	GGT	ALP	CREAT	TPROT
Control	150	48	1	1	19	155	249	30	102	0.3	6
AHRO-001	67*	27	0.3*	0.4*	24	72	150*	6*	114	0.2	6

*:P<0.05

Indicating normal liver and kidney functions.

UCLA – Study Results

Average Lipid Levels

Diet	n	Triglycerides	Total Cholesterol	HDL Cholesterol	VLDL/IDL/ LDL Cholesterol	Unesterified Cholesterol	Free Fatty Acids	Glucose
Control	8	176	680	70	610	169	59	165
AHRO-001	8	157	389*	90	300*	95*	59	121

*:P<0.05

Data indicates a well pronounced hypolipidemic response due to AHRO-001 treatment.

Safety

Excellent Safety and Tolerability Data

AtheroNova compounds show no morbidity or mortality in pre-clinical studies

No toxicological effects in pre-clinical studies

Well tolerated at high doses

Other compounds in this family have been shown to be well tolerated in humans

Additional Academic Research

HDL functions (cholesterol efflux, anti-oxidative property), HDL protein composition, plasma lipid and lipoprotein analysis, liver gene expression analysis, and VLDL-TG secretion analysis

Jake Lusis, PhD
Diana Shih, PhD
The David Geffen School of Medicine at UCLA

Effect of AHRO-001 on atherosclerosis in Hypercholesterolemic apoE (-/-) mice

PK Shah, MD
Kuang-Yuh Chyu, MD
Cedars-Sinai Heart Institute's Division of Cardiology and Oppenheimer Atherosclerosis Research Center

Comparative Mechanisms of Actions

AtheroNova is Positioned to Lead the Way

	AHRO-001	Statins	CETP Inhibitors	Ezetimibe (Zetia)	Niaspan
Emulsification of plaque	✓	-	-	-	-
Upregulate ABCA1/ABCG1 gene expression	✓	-	-	-	-
Decrease cholesterol absorption	✓	-	-	✓	-
Potential plaque reversibility	✓	✓*	-	-	-
Decrease plasma LDL cholesterol levels	✓	✓	✓	✓	✓
Increases efficiency of HDL	✓	-	✓	-	-
Stimulate reverse cholesterol transport	✓	-	✓	✓	-
Atheroprotective effect	✓	✓	-	✓	✓

*minimal efficacy at max dosage

Licensing & Development

AtheroNova and Maxwell Biotech Group's subsidiary, CardioNova, have entered into an agreement for up to $4.1 million equity investment in exchange for funding clinical Phase I and Phase II Studies

CardioNova receives a commercialization license for the following territory:

Russian Federation, Belarus, Ukraine, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, Moldova, Azerbaijan and Armenia

Timeline Moving Forward

Major Milestones

Q4 2011
Regulatory
Pre-IND Meeting with FDA Successfully Completed

Q2 2012
Clinical
Initiate Toxicology Studies

Q4 2012
Clinical
Initiate Phase I Clinical Study

Q1 2013
Clinical
Completion of Phase I Clinical Study
FDA Meeting Pre Phase II
US IND Filing

Q2 2013
Clinical
Initiate Phase II Clinical Study

Q2 2014
Clinical
Completion of Phase II Clinical Study
Top line data

Q3 2014
Clinical
FDA Meeting Pre Phase III

Product Development - CMC

API Manufacturing – Drug Substance

- 1kg and 10kg batches received for Russian /US non-GLP/GLP toxicology and formulation development
- 80kg cGMP API for Phase I and II studies – September delivery

Formulation Development – Drug Product

- Excipient compatibility completed / stability in progress
- Enteric coated tablet formulation development completed
- Clinical supply delivery on schedule

FRONTAGE
moving your compound forward

Toxicology

- Studies in Russia recently completed
- Studies in US in progress

Drug Pipeline

- AHRO-001/002 enteric coated tablet and stepwise therapeutic
- AHRO-003 statin combination
- AHRO-200 IV dialysate additive
- AHRO-100 obesity treatment
- AHRO-010 dissolution of lipomas
- AHRO-300 localized transdermal fat dissolution



Intellectual Property

USPTO Notice of Allowance received for patent application 12/024,908.

Dissolution of Arterial Plaque Using Hyodeoxycholic Acid

Registration process will be completed and patent will be issued by October 2012.

Intellectual Property

McDermott Will & Emery LLP

McDermott Will & Emery

AtheroNova has filed patents in 9 product families since inception

Multiple applications directed to treating atherosclerosis with various methods of administration and compounds

Additional patents pending, including applications for obesity, lipomas and adiposities

Management

Thomas Gardner
Chairman and CEO

PHYGEN Physician Generated Technologies | MEDSTONE Medstone International Incorporated | UROGEN | endocare

Mark Selawski
Chief Financial Officer

MEDSTONE Medstone International Incorporated | VALEANT Pharmaceuticals International, Inc.

Balbir Brar, PhD, DVM
SVP, Drug Development

ALLERGAN | WYETH LEDERLE | SB SmithKline Beecham

Mark Carvlin, PhD
Regulatory Consultant

Esperion Therapeutics Pathways to better health | VALEANT Pharmaceuticals International, Inc. | CardioVax

Boris Ratiner, MD
Acting Medical Director

CS Cedars-Sinai | 4medica

Scientific Advisory Board

Giorgio Zadini, MD
Company Founder/Emergency Medicine, California Hospital Medical Center

Ephraim Sehayek, MD
Assistant Staff - Genomic Medicine Institute, Lerner Research Institute, Cleveland Clinic

Stephen Nicholls, MBBS, PhD
Professor of Cardiology / SAHMRI Heart Foundation Heart Disease Theme Leader
South Australian Health & Medical Research Institute
Advisor to the Cleveland Clinic

Burt Liebross, MD
Nephrologist - Internal Medicine and Nephrology

Ben McFarland, PhD
Associate Professor - Department of Chemistry & Biochemistry, Seattle Pacific University

John Nachazel, MD
Anatomic & Clinical Pathologist, California Hospital Medical Center

Jian-Hua Qiao, MD
Anatomic & Clinical Pathologist, California Hospital Medical Center

Near Term Value Triggers

Journal Submission of UCLA Study	Q3 2012
Submission of IND to Russian FDA	Q3 2012
Phase I Clinical Study Initiation	Q4 2012
Submission of IND to US FDA	Q1 2013
Phase II Clinical Study Initiation	Q2 2013

Summary

Regression and stabilization of plaque with our novel compounds will be the new gold standard in a $41+ Billion market

Current standard of care (statins) is ineffective at reducing plaque

Near term value points

Development partnership in place for Phase I and II clinical studies

Clear development/commercialization pathway